Commitments and Contingencies	6 Months Ended
Jun. 30, 2024
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 4 – COMMITMENTS AND CONTINGENCIES

Commitment to pay royalties to the government of Israel

The Company received grants from the Israeli Innovation Authority (“IIA”) for research and development funding until the year 2019, and therefore is subject to the provisions of the Israeli Law for the Encouragement of Research, Development and Technological Innovation in the Industry and the regulations and guidelines thereunder (the “Innovation Law”), the regulations promulgated thereunder, the IIA’s rules and guidelines and the terms of the approved program funded by the IIA. Under the Innovation Law royalties of 3% on the income deriving from products and from related know-how and services developed in whole or in part, directly or indirectly, under IIA programs are payable to the IIA. Such commitment is up to the amount of grants received (dollar linked), plus interest at annual rate based on LIBOR. In addition to paying any royalty due, the Company must abide by other restrictions associated with receiving such grants under the Innovation Law that continue to apply following repayment to the IIA. These restrictions may impair the Company’s ability to outsource manufacturing or otherwise transfer its know-how outside of Israel and may require it to obtain the approval of the IIA for certain actions and transactions and pay additional royalties and other amounts to the IIA.

The Company did not apply for grants from the IIA since 2019. For the six months period ended June 30, 2024 and 2023, the Company recorded royalties expenses of $10 and $320, respectively.

The royalty expenses which are related to the funded project are recognized in the statements of operations as a component of cost of revenue.

As of June 30, 2024, the maximum total royalty amount payable by the Company under IIA funding arrangement is approximately $6,966 (without interest).